SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report - December 4, 1997

                      MID PENN BANCORP, INC.
       (Exact name of registrant as specified in its charter)

   Pennsylvania             0-20141               25-1666413
-------------------     ----------------       ---------------
  State or other        (Commission File        (IRS Employer
   jurisdiction              Number)            Identification
of incorporation)                                  Number)

       349 Union Street
    Millersburg, Pennsylvania                     17061
------------------------------                 -------------
    (Address of principal                       (Zip Code)
      executive offices)

Registrant's telephone number including area code:(717) 692-2133
                                                  --------------

                              N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

             Page 1 of 3 Sequentially Numbered pages

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          Not Applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Not Applicable.

Item 5.   Other Events.

          Effective December 4, 1997, the Registrant's common stock began trading on the American Stock Exchange under the ticker symbol MBP.


Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

          Not Applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.

Item 8.   Change in Fiscal Year.
          ----------------------

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MID PENN BANCORP, INC.
                              (Registrant)


Dated: December 8, 1997       /s/Eugene F.  Shaffer
                              ---------------------------------
                              Eugene F. Shaffer, President and
                                Chief Executive Officer